Exhibit 99.3

701 Wild Rose Lane Elk City, Idaho 83525 4093 Oceanside Blvd. Suite B Oceanside CA 92056

DIVIDEND OFFER AND ACCEPTANCE FORM

Dear Shareholder,

On or about March 21, 2023 the Board of Directors of Therapeutic Solutions International, Inc. (“TSOI”), by unanimous approval, and with the unanimous approval of the Preferred A Stock holders representing at least 51% of all shareholders with the right to vote, pursuant to Nevada Revised Statutes Section NRS 78.215, has approved a one-time dividend, to be awarded to stockholders in appreciation of their loyalty of TSOI in subsidiary Campbell Neurosciences, Inc., a Delaware corporation (“CNSI”). To receive the dividend by future election you must hold TSOI common at the market close of April 7, 2023. The dividend rate of conversion shall be for every share of TSOI common you will receive 0.0034 shares of CNSI.

TSOI, which owns 15,660,000 (31%) of the shares of CNSI common stock, would like to issue a dividend consisting of 10,000,000 shares of its holdings in CNSI to TSOI shareholders at a ratio of 0.00365 shares of CNSI stock for each one (1) share owned in TSOI stock as of April 7, 2023 (“Dividend Offer”) on April 10, 2023 (“Dividend Offer Date”). The Dividend Offer will remain open for Ninety (90) days from the Dividend Offer Date (July 10, 2023). You must fill out the attached form and may return by either email to dividend@therapeuticsolutionsint.com, or by postal mail to Therapeutic Solutions International, Inc. 4093 Oceanside Blvd. Suite B, Oceanside CA 92056/

The Shareholder understands, accepts and agrees that this is a “high risk” investment as understood in the investment industry. As such, Share2, the TSOI Investor accepting the Dividend Offer and becoming a CNSI common stock holder of record hereby acknowledges that they understand and accept the high risk nature of investing and owning private stock in a corporation, that they are sophisticated investors and are qualified to enter into this Agreement. TSOI and CNSI recognize that TSOI Investors and TSOI Investor acknowledges and agrees that TSOI Investors tend to understand the risk of investing in the bioscience industry and in small cap companies on OTC Markets and have demonstrated a level of investor sophistication.

The Accepting Shareholder acknowledges and accepts that there is no public market to sell CNSI stock. As such, you may need to hold this stock indefinitely.

Accepting Shareholder acknowledges and accepts that, while CNSI intends to register its stock in a public market, there can be no guarantee that capital will be available or the Company able to become eligible for registration in a public market in order for CNSI to be a public company and create additional liquidity for Investor2.

If you elect to receive this dividend you must fill out the information requested below completely, along with the appended Shareholders’ Rights Agreement, and return as instructed below.

This Election is solicited by the Company’s Board of Directors.

PLEASE CAREFULLY REVIEW AND EXECUTE AS APPROPRIATE THE ACCEPTANCE SECTION BELOW TO BE RETURNED TO THE OFFERING PARTY AND ITS AGENTS.

701 Wild Rose Lane Elk City, Idaho 83525 4093 Oceanside Blvd. Suite B Oceanside CA 92056

ELECTION OF SHAREHOLDER OF

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC., TO RECEIVE DIVIDEND IN CAMPBELL NEUROSCIENCES, INC.

The undersigned shareholder of Therapeutic Solutions International, Inc. (the “Company”) hereby acknowledges receipt of the Consent Solicitation Statement, dated March 24, 2023. The undersigned hereby elects to receive the dividend by checking the ACCEPT box and completing blanks below:

☐ ACCEPT	☐ REJECT

If you elect to receive this dividend you must fill out the information requested below completely and return as instructed above.

This Election is solicited by the Company’s Board of Directors.

1.	__________________________________________
Number of shares electing to receive dividend.

2.	How shares are currently held (check all that apply

☐ Restricted Certificate(s) ☐ Restricted TA Book Entry ☐ Free Trading ☐ Other

3.	If Free Trading held in Name of Broker, Brokerage Account, or other Institution

_________________________________________________________

Print name(s) exactly as shown on Brokerage Account or Stock Certificate

_________________________________________________________

Certificate, Book Entry or other Identifying No.

_________________________________________________________

Mailing Address

_________________________________________________________

Phone

_________________________________________________________

_________________________________________________________

Email

Signature (and Title, if any)

_________________________________________________________

Signature (if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s) or brokerage account. If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS ELECTION TO THERAPEUTIC SOLUTIONS INTERNATIONAL, INC., AT 4093 OCEANSIDE BOULEVARD, SUITE B, OCEANSIDE, CALIFORNIA 92056.

701 Wild Rose Lane Elk City, Idaho 83525 4093 Oceanside Blvd. Suite B Oceanside CA 92056

You may also submit your consent by email to: dividend@therapeuticsolutionsint.com

PLEASE INCLUDE THE TRANSFER AGENT, NEW HORIZON TRANSFER AT THE FOLLOWING EMAIL:

Em: sroberts@newhorizontransfer.com

Ph: (604) 876-5526

MAKE A COPY OF BOTH DOCUMENTS, THIS DIVIDEND OFFER AND ACCEPTANCE FORM AND THE SHAREHOLDER RIGHTS AGREEMENT APPENDED HERETO, FOR YOUR RECORDS AND RETAIN WHERE YOU KEEP IMPORTANT DOCUMENTS.

IN WITNESS WHEREOF, the undersigned Shareholder has understood and executed this Acceptance and consent in good faith on _________________________, 2023.

SHAREHOLDER

By:	__________________________________________
Signature (and Title, if any)

_____________________________________________________________
Signature (if held jointly)

Shareholder Contact Information:

_____________________________________________________________

Print name(s) exactly as shown on Brokerage Account or Stock Certificate

_____________________________________________________________

Mailing Address

_________________________________________________________

Phone

_________________________________________________________

_________________________________________________________

Email

_____________________________________________________________

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